Filed pursuant to Rule 497(e)
File Nos. 811-22871, 333-190020

HATTERAS PE INTELLIGENCE FUND
a series of HCIM Trust

February 27, 2015

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated April 30, 2014, as previously supplemented

On February 25, 2015, the Board of Trustees (the “Board”) of HCIM Trust (the “Trust”) approved a plan of liquidation for the Hatteras PE Intelligence Fund (the “Fund”), a series of the Trust. The Fund is expected to liquidate and terminate on or about March 13, 2015 (the “Liquidation Date”).

Effective immediately, the Fund will no longer pursue its investment objective. The Fund will begin liquidating its portfolio and will invest in cash and cash equivalents, such as money market funds, until all shares have been redeemed. Effective February 12, 2015, the Fund was closed to new purchases. Prior to closing, any capital gains will be distributed as soon as practicable to shareholders in the form of reinvestment in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Prior to the Liquidation Date, you may redeem your shares, including reinvested distributions, in accordance with the Fund’s Prospectus. As is the case with any redemption of Fund shares, redemption proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account, such as an IRA or 401(k), the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE FUND’S LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS, SUBJECT TO ANY REQUIRED WITHHOLDINGS, WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-877-569-2382.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.